Exhibit 10.21

                               SUBLEASE AGREEMENT

            THIS SUBLEASE AGREEMENT made and entered into as of this 30th day of March, 2007 by and between MIDNIGHT AUTO FRANCHISE CORP., a Michigan corporation (hereinafter called "MAFC") and ALL NIGHT AUTO OF NAPERVILLE, INC. (hereinafter called "ANA").

            WITNESSETH:

            WHEREAS, on July 15, 2006, MMPK, LLC ("Landlord") entered into a Lease Agreement with MAFC ("Tenant") (the "Master Lease") with respect to the premises located at 989 S. Eola Road, Aurora, IL 60504 consisting of 9,500 sq.ft. of leasable space (the "Premises"); and

            WHEREAS, MAFC is desirous of subleasing the Premises to ANA by entering into this Sublease and does hereby sublease unto ANA and ANA hereby subleases from MAFC, upon the terms and conditions hereinafter set forth.

                              TERMS AND CONDITIONS

            1. TERM. The term of Sublease Agreement ("Term") shall commence on the date hereof and shall continue in force until the date of termination or expiration (for whatever reason) of the Master Lease, except as otherwise set forth in Section 7(a) below. Effective as of the date of such termination, provided ANA has fully performed all of its obligations under this Sublease, ANA shall have no further liability or obligation with respect to this Sublease Agreement or the Master Lease.

            2. RENT. ANA shall pay Rent to MAFC during the Term as follows:

      a.    $[*] per month, from the date hereof to July 14, 2011;

      b.    $[*] per month, from July 15, 2011 through July 14, 2016;

      c.    $[*] per month from July 15, 2016 through July 14, 2021;

      d.    $[*] per month from July 15, 2021 through July 14, 2026;

      e.    $[*] per month from July 15, 2026 through July 14, 2031.

      Such Rent is a triple net rent rate.

      ANA shall also pay to MAFC Additional Rent (as that term is defined in the Master Lease) at the same time as Additional Rent is due as set forth in the Master Lease. The current CAMS for the facility is $[*] and is subject to change from time time.

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Sublease - MAFC to All Night Auto of Naperville, Inc. -
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            3. COMPLIANCE WITH MASTER LEASE. ANA hereby agrees to accept and be bound by all terms and conditions imposed upon MAFC as lessee pursuant to the Master Lease (to the extent applicable) during the Term under and pursuant to the Master Lease, a true, correct and complete copy of such terms and conditions Master Lease is attached hereto as Exhibit A and made a part hereof as though fully set forth herein. MAFC hereby agrees, to the extent possible, to perform the obligations of the Landlord under the Master Lease as though MAFC has been named therein as landlord, or, in the alternative, MAFC may permit ANA to exercise a direct action against Landlord under the Master Lease (MAFC hereby passing through to ANA, Landlord's obligations under the Master Lease with respect to the Subleased Premises). As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease Agreement, the terms of this Sublease Agreement will control.

            4. DELIVERY OF POSSESSION. The Premises shall be delivered in their "as is", "where is" condition, vacant and broom clean (with the exception of the Furnishings described in Section 30, below), as of the Commencement Date, and on such date ANA shall accept the Premises in their existing condition and state of repair. ANA acknowledges that no representations, statements or warranties, express or implied, have been made by or on behalf of MAFC in respect to the Premises' condition, compliance with laws, ordinances, statutes or regulations, including, but not limited to, the Americans with Disabilities Act of 1991, 42 USC Section 1201 et seq. and all regulations applicable thereto promulgated as of the date hereof (collectively, "ADA"), or the use or occupation that may be made thereof, and that MAFC shall not be liable for any defects in the Premises. Acceptance of the Premises by ANA shall be construed as recognition that the Premises are in an acceptable state of repair and in sanitary condition.

            5. EXTENSION OF TERM. Unless MAFC exercises any purchase option or right of first refusal in the Master Lease, MAFC shall timely and properly exercise all existing options to extend the term of the Master Lease.

            6. SURVIVAL OR OBLIGATIONS. ANA shall not be responsible for and assumes no liability for, and MAFC hereby agrees to indemnify, defend and save ANA harmless from and against, any loss, claim, damage, cause of action, penalty, expense or fee arising out of or relating to any act or omission of MAFC, unless such act or omission relates to an act or omission which Landlord under the Master Lease is obligated to perform (or refrain from taking). Subject to the foregoing, ANA will indemnify, defend and save MAFC harmless from and against any claims, demands, and actions arising in connection with ANA's use of the Premises, or the use by any person occupying said premises during the Term or by reason of any breach or nonperformance of any covenant herein, or the violation of any law or regulation by ANA.

            7. PURCHASE OR PREMISES. In the event MAFC purchases the Premise at anytime during the Term, MAFC agrees that the Sublease shall remain in full force and effect and shall continue for a term equal to the term set forth in the Master Lease including all option periods thereunder.

            8. DEFAULT. In the event ANA fails to perform or observe any of the covenants contained herein or as contained in the Master Lease as applicable to the Subleased

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Sublease - MAFC to All Night Auto of Naperville, Inc. -
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Premises, and does not correct such failure within any notice and/or cure period as set forth in the Master Lease (less three (3) days), then MAFC may forthwith terminate or cancel this Sublease Agreement. In the event MAFC fails to timely perform or observe any of its obligations hereunder, including obligations to be performed by MAFC pursuant to the Master Lease, if such failure is not cured within thirty (30) days after ANA delivers written notice to MAFC, then ANA may forthwith (i) terminate this Sublease Agreement and all of ANA's obligations hereunder and with respect hereto shall cease, or (ii) seek any available legal or equitable remedies.

            9. QUIET ENJOYMENT. MAFC represents that it has full power and authority to enter into this Sublease, subject to the consent of the Landlord. So long as ANA is not in default in the performance of its covenants and agreements in this Sublease, ANA's quiet and peaceable enjoyment of the Subleased Premises shall not be disturbed or interfered with by MAFC, or by any person claiming by, through, or under MAFC.

            10. NON ASSIGNMENT. ANA shall not, directly or indirectly, assign, convey, pledge, hypothecate or otherwise transfer its interest in this Sublease, or sublet, license or otherwise grant to any person the right to occupy all or any portion of the Premises (collectively, "Transfer") without (i) the prior written consent of MAFC, and (ii) the prior written consent of Landlord to the extent required by and in accordance with the terms and provisions of the Lease. Any sale, assignment or other direct or indirect transfer of control of ANA or a majority of the beneficial ownership interests in ANA in a single transaction or one or more related transactions shall constitute a "Transfer" hereunder for which MAFC's prior written consent shall be required. ANA shall pay, within ten
(10) days of written demand, any fees or costs payable to Landlord under the Lease, and all attorneys' fees and costs incurred by MAFC, in connection with the ANA's request for consent to a Transfer.

            11. INSURANCE. ANA shall comply with all of the insurance requirements and obligations of MAFC, as tenant under the Lease, and shall name Landlord and MAFC as additional insureds, as their interests may appear, on all policies of insurance required to be carried by ANA hereunder or thereunder. The parties mutually agree that, with respect to any property loss which is covered by insurance then being carried by MAFC or ANA, respectively, the party carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss; and the parties further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. If and to the extent such waiver can be obtained only upon payment of an additional charge, the party benefiting from the waiver shall pay such charge, upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver.

            12. LIMITATIONS ON MAFC.

                12.1 ANA acknowledges that MAFC has made no representations or warranties with respect to the Building or the Premises except as expressly provided in this Sublease.

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Sublease - MAFC to All Night Auto of Naperville, Inc. -
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                  12.2 MAFC shall not be required to perform any of the
covenants and obligations of Landlord under the Lease and, insofar as any of the obligations of MAFC hereunder are required to be performed under the Lease by Landlord, ANA shall rely on and look solely to Landlord for the performance thereof.

                  12.3 Any repair and maintenance obligations with respect to the Premises which are the responsibility of MAFC, as tenant under the Lease, shall be performed by ANA, at ANA's sole cost and expense. ANA shall promptly notify MAFC of the need of any such repair, even though MAFC shall not be responsible or liable therefor.

                  12.4 In no event shall MAFC be liable to ANA for consequential, punitive or other special damages with respect to this Sublease or any matter arising out of or in connection with this Sublease, the Lease or the Premises.

            IN WITNESS WHEREOF, the parties hereto have caused this Sublease Agreement to be executed as of the day and year first set forth above.

MAFC:

MIDNIGHT AUTO FRANCHISE CORPORATION
A MICHIGAN CORPORATION

By:_______________________________
      Nicholas Cocco
      Its: President and CEO

      22600 Hall Road, Suite 205
      Clinton Township, Michigan  48036

ANA:

ALL NIGHT AUTO OF NAPERVILLE, INC., A MICHIGAN CORPORATION

By:__________________________
      John Walsh, President

      9500 West 179th Street
      Tinley Park, IL  60477

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Sublease - MAFC to All Night Auto of Naperville, Inc. -
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               EXHIBIT A: TERMS AND CONDITIONS OF THE MASTER LEASE

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                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

            THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT, made and entered into as of this 30th day of March, 2007 by and between MIDNIGHT AUTO FRANCHISE CORP., a Michigan corporation (hereinafter called "MAFC") and ALL NIGHT AUTO OF NAPERVILLE, INC. (hereinafter called "ANA").

            WITNESSETH:

            WHEREAS, on February 16, 2005, 179th Street Developers, LLC, an Illinois limited liability company (the "Landlord") consented to an assignment of lease to MAFC of a Strip Center Retail Lease by and between the Landlord and Expert Automotive Group, LLC dated February 9, 2004 (the "Master Lease") with respect to the premises located at 179th Street and LaGrange Road, Tinley Park, IL consisting of 6,860 sq.ft. of leasable space (the "Premises"); and

            WHEREAS, Expert Automotive Group, LLC has assigned its tenants' interest in the Master Lease to MAFC; and

            WHEREAS, ANA subleased a portion of the Premises (5,060 square feet) known as the All Night Auto facility (the "Subleased Premises") pursuant to a Sublease Agreement dated February 16, 2005; and

            WHEREAS, the area adjoining the Subleased Premises was occupied by All Night Lube Express of Tinley Park, Inc. ("Lube Express Premises"); and

            WHEREAS, concurrent herewith, ANA has purchased a majority interest in All Night Lube Express of Tinley Park, Inc. and wishes to combine the two locations into a single sublease; and

            WHEREAS, MAFC and ANA are desirous of entering into this First Amendment to Sublease to add the Lube Express Premises to the Sublease.

            NOW, THEREFORE, in consideration of the above premises, and the mutual promises below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            1. SUBLEASE AMENDED TO INCLUDE LUBE EXPRESS PREMISES. The Sublease is hereby amended to provide that the Premises shall include the Lube Express Premises (ie, as amended, the Subleased Premises shall consist of the entire premises leased under the Master Lease).

            2. RENT. ANA shall pay Rent to MAFC from the date hereof to the expiration of the Sublease as follows: $[*] per month from the date hereof to February 28, 2008 (March 1, 2007 through February 28, 2008 is referred to herein as "Year One", and the fiscal year beginning March 1 of each year and ending on February 28 of each year is referred to

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MAFC to All Night Auto of Naperville, Inc.                           Page 1 of 3

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herein as the "Fiscal Year"). Rent shall increase for each Fiscal Year after
Year One at [*] ([*]%) percent per year. Such Rent is a triple net rent rate. ANA shall also pay to MAFC taxes and additional rent as set forth in the Master Lease for the Subleased Premises (i.e., ANA shall pay the total taxes and additional rent assessed under the Master Lease).

            3. COMPLIANCE WITH MASTER LEASE. ANA hereby agrees to accept and be bound by all terms and conditions imposed upon MAFC as lessee pursuant to the Master Lease (to the extent applicable) during the Term under and pursuant to the Master Lease, a true, correct and complete copy of such terms and conditions Master Lease is attached hereto as Exhibit A and made a part hereof as though fully set forth herein. MAFC hereby agrees, to the extent possible, to perform the obligations of the Landlord under the Master Lease as though MAFC has been named therein as landlord, or, in the alternative, MAFC may permit ANA to exercise a direct action against Landlord under the Master Lease (MAFC hereby passing through to ANA, Landlord's obligations under the Master Lease with respect to the Subleased Premises). As between the parties hereto only, in the event of a conflict between the terms of the Master Lease and the terms of this Sublease Agreement, the terms of this Sublease Agreement will control.

            4. DELIVERY OF POSSESSION. The Premises shall be delivered in their "as is", "where is" condition, vacant and broom clean, as of the date hereof, and on such date ANA shall accept the Premises in their existing condition and state of repair. ANA acknowledges that no representations, statements or warranties, express or implied, have been made by or on behalf of MAFC in respect to the Premises' condition, compliance with laws, ordinances, statutes or regulations, including, but not limited to, the Americans with Disabilities Act of 1991, 42 USC Section 1201 et seq. and all regulations applicable thereto promulgated as of the date hereof (collectively, "ADA"), or the use or occupation that may be made thereof, and that MAFC shall not be liable for any defects in the Premises. Acceptance of the Premises by ANA shall be construed as recognition that the Premises are in an acceptable state of repair and in sanitary condition.

            5. NO FURTHER AMENDMENTS. Except as expressly set forth herein, the Sublease shall remain in full force and effect.

                    [signatures contained on following page]

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            IN WITNESS WHEREOF, the parties hereto have caused this Sublease
Agreement to be executed as of the day and year first set forth above.

                                      MAFC:

                                      MIDNIGHT AUTO FRANCHISE CORP.
                                      a Michigan corporation

                                      By:    _________________________________
                                             Name: Nicholas A. Cocco
                                             Title: CEO

                                      ANA:

                                      ALL NIGHT AUTO OF NAPERVILLE, INC.

                                      By:    _________________________________
                                             Name: John Walsh, Jr., President

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